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                                                                   EXHIBIT 10.11

                            DANIEL INDUSTRIES, INC.


                                STOCK AWARD PLAN
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                            DANIEL INDUSTRIES, INC.
                                STOCK AWARD PLAN

                               TABLE OF CONTENTS

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                                                                                          SECTION
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ARTICLE I - PURPOSE

ARTICLE II - DEFINITIONS

         Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.1
         Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.2
         Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.3
         Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.4
         Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.5
         Disinterested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.6
         Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.7
         Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.8
         Fair Market Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.9
         Grantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2.10
         Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2.11
         Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2.12
         Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2.13

ARTICLE III - ELIGIBILITY

ARTICLE IV - STOCK AWARDS

         Stock Subject to the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.1
         Awards Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.2
         Award Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.3
         Grantee's Rights as Stockholder  . . . . . . . . . . . . . . . . . . . . . . . . .   4.4
         Changes in the Company's Capital Structure . . . . . . . . . . . . . . . . . . . .   4.5
         Requirements of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.6

ARTICLE V - ADMINISTRATION

ARTICLE VI - TAX WITHHOLDING

         General Method of Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . .   6.1
         Section 83(b) Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.2

ARTICLE VII - AMENDMENT OR TERMINATION OF PLAN

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
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ARTICLE VIII - MISCELLANEOUS

         No Employment Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.1
         Gender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.2
         Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.3
         Other Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.4
         Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.5

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                            DANIEL INDUSTRIES, INC.
                                STOCK AWARD PLAN


                                   ARTICLE I

                                    PURPOSE

                 The purpose of the Daniel Industries, Inc. Stock Award Plan is to promote the interests of Daniel Industries, Inc. (the "Company") and its stockholders by providing the Company with a mechanism to enable the Company and its subsidiaries to attract, retain and motivate their key employees with compensatory arrangements and benefits that make use of the Company's stock so as to provide for or increase the proprietary interests of such employees in the Company.

                                   ARTICLE II

                                  DEFINITIONS

     2.1      "AWARD" shall mean an award of Stock granted under this Plan.

                 2.2 "BOARD" shall mean the Board of Directors of the Company.

                 2.3 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 2.4 "COMMITTEE" shall mean the committee appointed by the Board to administer this Plan.

                 2.5      "COMPANY" shall mean Daniel Industries, Inc.

                 2.6 "DISINTERESTED" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

                 2.7 "EMPLOYEE" shall mean an officer or employee of the Company or a Subsidiary.
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                 2.8      "EXCHANGE ACT" shall mean the Securities Exchange
Act of 1934, as amended.

                 2.9 "FAIR MARKET VALUE" shall mean the closing price of the Stock on the date in question as reported in the New York Stock Exchange -- Composite Transactions listing or if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means of determining such fair market value.

                 2.10 "GRANTEE" shall mean an Employee to whom an Award is granted pursuant to this Plan.

                 2.11 "PLAN" shall mean this Daniel Industries, Inc. Stock Award Plan.

                 2.12 "STOCK" shall mean the Company's common stock, $1.25 par value (or such other par value as may be designated by act of the Company's stockholders).

                 2.13     "SUBSIDIARY" shall mean any subsidiary of the Company.

                                  ARTICLE III

                                  ELIGIBILITY

                 The individuals who shall be eligible to participate in the Plan shall be those full-time key Employees as the Committee shall determine during the term of this Plan.

                                   ARTICLE IV

                                  STOCK AWARDS

                 4.1 STOCK SUBJECT TO THE PLAN. The total amount of the Stock with respect to which Awards may be granted shall not exceed in the aggregate 100,000 shares. The class and aggregate number of shares which may be subject to Awards granted under the Plan shall be subject to adjustment under Section 4.5. Shares may be treasury shares or authorized but unissued shares.


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                 4.2      AWARDS PROCEDURE.  The Committee may make awards of
Stock to eligible Employees selected by it. The amount of each Award and the vesting and/or transferability restrictions with respect to each Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting and/or transferability restrictions on the Grantee's rights with respect to shares of Stock granted to him, the Committee may issue such instructions to the Company's transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares issued pursuant to an Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions.

                 4.3 AWARD AGREEMENTS. Each Award shall be evidenced by a written agreement between the Company and the Grantee containing the vesting and/or transferability restrictions and other provisions not inconsistent with the Plan as the Committee may require. Any Stock forfeited by a Grantee pursuant to an Award Agreement shall again be available for use in future Awards.

                 4.4      GRANTEE'S RIGHTS AS STOCKHOLDER.

                 (a) Commencing on the date of the transfer of shares of stock to a Grantee on the books of the Company pursuant to an Award, the Grantee shall have the right to receive all dividends or other distributions paid or made with respect to the shares awarded.

                 (b) Commencing on the date of the transfer of shares of Stock to a Grantee on the books of the Company pursuant to an Award, the Grantee shall have the right to vote the shares.

                 4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights


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thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                 If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a dividend in capital stock or other equity securities of the Company on its Stock, or other increase or reduction of the number of shares of Stock outstanding, without receiving consideration therefor in money, services, or property, or the reclassification of its Stock, in whole or in part, into other equity securities of the Company, then the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) shall be adjusted by substituting for the total number and class of shares of stock then reserved, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) that would have been received by the owner of an equal number of outstanding shares of Stock as a result of the event requiring the adjustment.

                 4.6 REQUIREMENTS OF LAW. The Company shall not be required to issue or deliver any shares of Stock under any Award if such issuance or delivery shall constitute a violation by the Grantee or the Company of any provisions of any law or regulation of any governmental authority. Each Award granted under this Plan shall be subject to the requirements that, if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase or delivery of shares subject to an Award, no shares shall be delivered pursuant to an Award


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unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. Any determination in this connection by the Committee shall be final. In the event the shares issued pursuant to an Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for those shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

         The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for a sale or transfer.

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under the Securities Act of 1933 (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the issuance or delivery of shares under an Award to comply with any law or regulation or any governmental authority.

                                   ARTICLE V

                                 ADMINISTRATION

                 The Plan shall be administered by the Compensation Committee of the Board, the members of which shall be Disinterested persons. The Committee shall consist of not less than two members of the Board who are not Employees. The Board shall have the power from time to time


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to add or remove members of the Committee and to fill vacancies arising for any reason. Meetings shall be held at any time and place as the Committee shall choose. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of those members present at any meeting shall decide any question brought before that meeting.
In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan or as to Awards granted under it shall be subject to the determination of a majority of the Committee. The Committee, in exercising any power or authority granted under this Plan or in making any determination under this Plan, shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review.

                                   ARTICLE VI

                                TAX WITHHOLDING

                 6.1 GENERAL METHOD OF WITHHOLDING. The Company may meet its tax withholding obligations under the Code and applicable state or local law arising upon the later of the date of transfer of the shares of Stock to a Grantee or the first date on which his rights with respect to the Stock are transferable by him by delivering to him (or his estate, if applicable) a reduced number of shares of Stock in the manner specified herein. The Company shall (i) calculate the amount of withholding tax due on the assumption that all such shares of Stock are made available for


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delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld approximates the amount of tax the Company is obliged to withhold, and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the participant, in the amount of the withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its withholding obligation. If the Fair Market Value of the withheld shares does not equal the Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Grantee (or his estate, if applicable) with the shares of Stock made available for delivery. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the recipient's right, title and interest in such Stock shall terminate.

                 In the alternative, the Treasurer of the Company may permit the Grantee to pay the sum necessary to satisfy the Company's withholding obligation directly to the Company.

                 6.2 SECTION 83(B) ELECTIONS. No Employee shall exercise the election permitted under Section 83(b) of the Code with respect to an Award without written approval of the Treasurer of the Company. If the Treasurer permits such an election with respect to any Award, the Company shall require the Grantee to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

                                  ARTICLE VII

                        AMENDMENT OR TERMINATION OF PLAN

                 The Board may modify, revise or terminate this Plan at any time. However, no amendment or termination of the Plan may impair a Grantee's rights with respect to an Award granted prior to the amendment or termination without the written consent of the Grantee.


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                                  ARTICLE VIII

                                 MISCELLANEOUS

                 8.1 NO EMPLOYMENT OBLIGATION. The granting of any Award shall not impose upon the Company any obligation to employ or continue to employ any Grantee. The right of the Company to terminate the employment of any officer or other Employee shall not be diminished or affected by reason of the fact that an Award has been granted to him.

                 8.2 GENDER. If the context requires, words of one gender when used in this Plan shall include the other and words used in the singular or plural shall include the other.

                 8.3 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

                 8.4 OTHER AWARDS. The grant of an Award shall not confer upon the Grantee the right to receive any future or other Awards under this Plan or the right to receive future Awards subject to the same transferability conditions as Awards previously granted.

                 8.5 GOVERNING LAW. The provisions of this Plan shall be construed, administered and governed under the laws of the State of Texas.


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